Exhibit 99
                           Joint Filer Information

Designated Filer:               BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:   May 24, 2004
Issuer & Symbol:                IMPATH Inc. (IMPHQ)
Address of each Reporting Person for this Form 4:
            909 Montgomery Street, Suite 400, San Francisco, CA 94133 Relationship to Issuer of each Reporting Person: 10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

May 26, 2004

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.
                                      By:  Richard C. Blum & Associates, Inc.,
                                           its general partner

By:  /s/ Gregory D. Hitchan           By:  /s/ Gregory D. Hitchan
     Gregory D. Hitchan, General           Gregory D. Hitchan, General
     Counsel and Secretary                 Counsel and Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.      STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS (QP), L.P.
                                       By:  BLUM CAPITAL PARTNERS, L.P.,
                                            its investment advisor
By:  BLUM CAPITAL PARTNERS, L.P.,      By:  Richard C. Blum & Associates, Inc.,
By:  Richard C. Blum & Associates, Inc.,       its general partner
      its general partner

By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan
     Gregory D. Hitchan, General            Gregory D. Hitchan, General
     Counsel and Secretary                  Counsel and Secretary

BLUM STRATEGIC GP II, L.L.C.            BLUM STRATEGIC PARTNERS II, L.P.
                                        By:  BLUM STRATEGIC GP II, L.L.C.,
                                              its general partner

By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
     Gregory D. Hitchan,                     Gregory D. Hitchan,
     General Counsel                         General Counsel

BLUM STRATEGIC PARTNERS II GMBH & CO. K.G.      RICHARD C. BLUM
By:  BLUM STRATEGIC GP II, L.L.C.,
     its managing limited partner

By:  /s/ Gregory D. Hitchan                By:  /s/ Gregory D. Hitchan
     Gregory D. Hitchan, General Counsel        Gregory D. Hitchan,
                                                Attorney-in-Fact